 WaMu Mortgage Pass-Through Certificates
Series 2004-AR7

Marketing Materials

$869,012,000 (Approximate)

Washington Mutual Mortgage Securities Corp.
 Depositor and Master Servicer

Washington Mutual Bank, FA
 Servicer

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet
Date Prepared: June 7, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR7

$869,012,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Auct or Wtd Avg Roll/Mat(3)	Pmt Window (Mths) To Auct or Wtd Avg Roll/Mat(3)	Interest Rate Type	Tranche Type	Expected Ratings [Moody’s/S&P]
A-1	$152,500,000	0.50/NA	1-12/NA	Fixed (4)	Senior	Aaa/AAA
A-2	$72,000,000	1.25/NA	12-18/NA	Fixed (4)	Senior	Aaa/AAA
A-3	$114,000,000	2.00/NA	18-30/NA	Variable (5)	Senior	Aaa/AAA
A-4	$91,500,000	3.00/NA	30-42/NA	Variable (5)	Senior	Aaa/AAA
A-5	$78,212,000	4.10/NA	42-57/NA	Variable (5)	Senior	Aaa/AAA
A-6	$260,800,000	4.75/NA	57-57/NA	Variable (5)	Senior	Aaa/AAA
A-7	$100,000,000	2.96/4.24	1-59/1-360	Variable (5)	Senior	Aaa/AAA
R	$100				Senior/Residual	Aaa/AAA
X	Notional	Information Not Provided Hereby			Senior IO	Aaa/AAA
B1	$11,688,000				Subordinate	Aa2/AA
B2	$8,092,000				Subordinate	A2/A
B3	$4,495,000				Subordinate	Baa2/BBB
B4	$1,798,000	Privately Offered Certificates			Subordinate	Ba2/BB
B5	$1,348,000				Subordinate	B2/B
B6	$2,700,426				Subordinate	NR/NR

Total:

	$899,133,426

(1)     The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call (as described herein).

(2)     The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3)     WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date (as described herein).  WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll Date (as described herein) and to Maturity.

(4)     For every Distribution Date on or prior to the Auction Distribution Date, the Class A-1 and Class A-2 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the Class A-1 and Class A-2 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

(5)     For every Distribution Date, the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and Master Servicer:
Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:
Washington Mutual Bank, FA (“WMBFA”).

Lead Managers:
Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Co-Managers:
Bear, Stearns & Co. Inc., Lehman Brothers Inc.

Trustee:
Deutsche Bank National Trust Company.

Rating Agencies:
Moody’s and S&P will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:
June 1, 2004.

Expected Pricing Date:
On or about June [ ], 2004.

Closing Date:
On or about June 24, 2004.

Distribution Date:
The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2004.

Servicing Fee:
[0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:
[0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:
The “Senior Certificates” will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:
 The Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates settle with accrued interest.  The price to be paid by investors for the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (23 days).

The Class A-1 and Class A-2 Certificates settle flat.

Interest Accrual Period:
The interest accrual period with respect to the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates fora given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:
The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:
It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:
The Class A Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:
The Senior Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Auction Administrator:
Deutsche Bank National Trust Company.

Mandatory Auction:
Five business days prior to the Distribution Date in [March 2009] (the “Auction Distribution Date”), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to third-party investors.  The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates on the Auction Distribution Date.  These holders will be obligated to tender their respective Certificates to the Auction Administrator.

The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:
Greenwich Capital Derivatives, Inc.  The Royal Bank of Scotland, Plc. (“RBS”) will guarantee the obligations of the Swap Counterparty under the swap contract.  The long-term debt obligations of RBS are rated “AA” by S&P, “AA+” by Fitch and “Aa1” by Moody’s.

Auction Price:
The price at which the Auction Administrator sells each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates to the third-party investors.

Par Price:
With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class A-5 and Class A-6 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Optional Termination:
The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted AverageRoll Date:
The Distribution Date in [May 2009].

Pricing Prepayment Speed:
 The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:
As of June 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[899,133,527] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).    Each Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [95.68]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached collateral descriptions for more information.

Credit Enhancement:
Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.35]% total subordination.

  Shifting Interest:
Until the first Distribution Date occurring after [June 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                          Unscheduled Principal Payments (%)

July 2004 – June 2011                                                           0% Pro Rata Share

July 2011 – June 2012                                                         30% Pro Rata Share

July 2012 – June 2013                                                         40% Pro Rata Share

July 2013 – June 2014                                                         60% Pro Rata Share

July 2014 – June 2015                                                         80% Pro Rata Share

July 2015 and after                                                            100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [July 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [July 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

 Allocation of Realized Losses:
Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X and Class R Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of Distributions:
Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate;

2)  Class R Certificate, principal, until its balance is reduced to zero;

3)  To the Class A Certificates, concurrently, paid pro-rata:

(a)   To the Class A Certificates (except the Class A-7 Certificates), sequentially, principal, until their respective certificate principal balances are reduced to zero;

(b)  To the Class A-7 Certificates, principal until its certificate principal balance is reduced to zero;

4)   Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

5)   Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

6)   Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

 The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class A-1 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	2.232	2.232	2.232	2.232	2.232	2.232	2.232
WAL (yr)	4.71	0.84	0.67	0.50	0.40	0.33	0.25
MDUR (yr)	4.43	0.82	0.66	0.50	0.39	0.33	0.24
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	57	20	16	12	9	8	5

Class A-2 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-00	3.408	3.408	3.408	3.408	3.408	3.408	3.408
WAL (yr)	4.75	2.15	1.70	1.25	0.98	0.80	0.58
MDUR (yr)	4.32	2.04	1.63	1.21	0.95	0.78	0.56
First Prin Pay	57	20	16	12	9	8	5
Last Prin Pay	57	31	25	18	14	12	8

Class A-3 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-08+	4.199	4.185	4.222	4.285	4.352	4.422	4.578
WAL (yr)	4.75	3.46	2.73	2.00	1.57	1.27	0.90
MDUR (yr)	4.25	3.16	2.54	1.89	1.49	1.22	0.87
First Prin Pay	57	31	25	18	14	12	8
Last Prin Pay	57	52	41	30	24	19	14

Class A-4 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-00	4.501	4.491	4.511	4.668	4.836	5.015	5.407
WAL (yr)	4.75	4.70	4.10	3.00	2.34	1.90	1.34
MDUR (yr)	4.24	4.20	3.70	2.77	2.18	1.78	1.27
First Prin Pay	57	52	41	30	24	19	14
Last Prin Pay	57	57	57	42	33	27	19

Yield Tables (%)

Class A-5 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-16	4.865	4.865	4.865	4.925	5.164	5.417	5.971
WAL (yr)	4.75	4.75	4.75	4.10	3.18	2.56	1.80
MDUR (yr)	4.23	4.23	4.23	3.69	2.91	2.37	1.69
First Prin Pay	57	57	57	42	33	27	19
Last Prin Pay	57	57	57	57	44	35	25

Class A-6 to Auction Distribution Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-20	4.834	4.834	4.834	4.833	4.844	4.890	5.049
WAL (yr)	4.75	4.75	4.75	4.75	4.59	4.27	3.50
MDUR (yr)	4.23	4.23	4.23	4.23	4.10	3.82	3.16
First Prin Pay	57	57	57	57	44	35	25
Last Prin Pay	57	57	57	57	57	57	57

Class A-7 to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-31	4.679	4.901	4.968	5.091	5.229	5.386	5.764
WAL (yr)	4.91	3.62	3.35	2.96	2.60	2.29	1.78
MDUR (yr)	4.36	3.23	2.99	2.64	2.33	2.05	1.60
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	59	59	59	59	59	59	59

Class A-7 to Maturity

Flat Price	0% CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-31	4.410	4.660	4.741	4.890	5.058	5.245	5.677
WAL (yr)	19.78	6.75	5.58	4.24	3.35	2.73	1.92
MDUR (yr)	12.69	5.20	4.41	3.48	2.82	2.34	1.69
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360	360

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR7
Mortgage Loans
Preliminary Collateral Information As of June 1, 2004

TOTAL CURRENT BALANCE:	899,133,527
TOTAL ORIGINAL BALANCE:	899,227,573

NUMBER OF LOANS:	1,277

			Minimum		Maximum
AVG CURRENT BALANCE:	$704,098.30		$335,000.00		$1,500,000.00
AVG ORIGINAL AMOUNT:	$704,171.94		$335,000.00		$1,500,000.00

WAVG GROSS COUPON:	4.429%		3.875%		5.875%
WAVG GROSS MARGIN:	2.745%		2.250%		3.125%
WAVG MAX INT RATE:	9.432%		8.875%		11.950%
WAVG PERIODIC RATE CAP:	2.000%		2.000%		2.000%
WAVG FIRST RATE CAP:	5.000%		5.000%		5.000%

WAVG ORIGINAL LTV:	63.12%		15.09%		95.00%

WAVG FICO SCORE:	753		629		821

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	359	months	347	months	360	months
WAVG SEASONING:	1	months	0	months	13	months

WAVG NEXT RATE RESET:	59	months	47	months	60	months
WAVG RATE ADJ FREQ:	12	months	12	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months

WAVG PREPAY OTERM:	35	months	0	months	36	months

TOP STATE CONC ($):	79.13 % California, 3.13 % New York, 3.08 % Illinois
MAXIMUM ZIP CODE CONC ($):	2.04% 94010

FIRST PAY DATE:			Jun 01, 2003		Jul 01, 2004
RATE CHG DATE:			May 01, 2008		Jun 01, 2009
MATURE DATE:			May 01, 2033		Jun 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 YR CMT	80	37,701,498.73	4.19
5/1 YR CMT IO	1,186	853,960,605.88	94.98
5/1 YR LIBOR	3	1,147,400.00	0.13
5/1 YR LIBOR IO	8	6,324,021.99	0.70
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
335,000- 400,000	170	63,753,908.94	7.09
400,001- 500,000	246	112,056,531.28	12.46
500,001- 600,000	184	101,738,001.00	11.32
600,001- 700,000	175	114,118,403.38	12.69
700,001- 800,000	110	82,531,566.00	9.18
800,001- 900,000	78	66,865,100.00	7.44
900,001- 1,000,000	133	129,801,146.00	14.44
1,000,001- 1,100,000	38	40,187,900.00	4.47
1,100,001- 1,200,000	37	42,909,900.00	4.77
1,200,001- 1,300,000	35	43,971,310.00	4.89
1,300,001- 1,400,000	33	44,716,400.00	4.97
1,400,001- 1,500,000	38	56,483,360.00	6.28
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.87500-4.00000	101	74,474,450.00	8.28
4.00001-4.25000	387	294,695,360.00	32.78
4.25001-4.50000	378	271,933,868.50	30.24
4.50001-4.75000	178	115,038,726.28	12.79
4.75001-5.00000	201	125,327,609.20	13.94
5.00001-5.25000	19	10,254,100.00	1.14
5.25001-5.50000	10	5,936,412.62	0.66
5.50001-5.75000	2	773,000.00	0.09
5.75001-5.87500	1	700,000.00	0.08
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.250-2.250	14	10,211,421.99	1.14
2.501-2.750	1,258	885,121,503.61	98.44
2.751-3.000	2	1,887,501.00	0.21
3.001-3.125	3	1,913,100.00	0.21
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.875-9.000	101	74,474,450.00	8.28
9.001-9.250	385	293,738,360.00	32.67
9.251-9.500	379	272,458,868.50	30.30
9.501-9.750	177	114,599,726.28	12.75
9.751- 10.000	199	124,122,609.20	13.80
10.001- 10.250	20	10,686,100.00	1.19
10.251- 10.500	10	5,936,412.62	0.66
10.501- 10.750	3	1,212,000.00	0.13
10.751- 11.000	2	1,275,000.00	0.14
11.751- 11.950	1	630,000.00	0.07
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000	1,277	899,133,526.60	100.00
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5.000	1,277	899,133,526.60	100.00
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	1,277	899,133,526.60	100.00
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
347- 348	1	602,559.38	0.07
349- 360	1,276	898,530,967.22	99.93
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 0	266	171,506,335.00	19.07
1- 6	1,009	726,684,632.22	80.82
7-12	1	340,000.00	0.04
13-13	1	602,559.38	0.07
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<=58	12	8,216,268.10	0.91
59-59	999	719,410,923.50	80.01
60-60	266	171,506,335.00	19.07
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
12	1,277	899,133,526.60	100.00
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	1,277	899,133,526.60	100.00
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
05/01/08	1	602,559.38	0.07
09/01/08	1	340,000.00	0.04
02/01/09	3	2,897,256.82	0.32
03/01/09	3	1,482,489.29	0.16
04/01/09	4	2,893,962.61	0.32
05/01/09	999	719,410,923.50	80.01
06/01/09	266	171,506,335.00	19.07
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
15.09-20.00	7	5,685,000.00	0.63
20.01-25.00	9	6,277,000.00	0.70
25.01-30.00	14	11,565,400.00	1.29
30.01-35.00	32	24,540,059.38	2.73
35.01-40.00	36	24,068,001.00	2.68
40.01-45.00	43	31,118,000.00	3.46
45.01-50.00	49	39,789,360.00	4.43
50.01-55.00	90	58,429,800.00	6.50
55.01-60.00	102	76,357,150.00	8.49
60.01-65.00	189	161,145,549.00	17.92
65.01-70.00	223	175,607,259.78	19.53
70.01-75.00	306	192,266,346.00	21.38
75.01-80.00	170	89,496,932.00	9.95
80.01-85.00	1	396,000.00	0.04
85.01-90.00	4	1,594,269.44	0.18
90.01-95.00	2	797,400.00	0.09
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
629- 640	4	1,628,162.62	0.18
641- 660	3	1,228,000.00	0.14
661- 680	5	2,123,650.00	0.24
681- 700	21	11,031,106.82	1.23
701- 720	138	97,940,275.79	10.89
721- 740	263	182,320,122.00	20.28
741- 760	309	220,025,239.99	24.47
761- 780	318	232,645,329.38	25.87
781- 800	193	135,027,640.00	15.02
801- 820	22	14,807,200.00	1.65
821- 821	1	356,800.00	0.04
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Reduced Documentation	943	666,113,848.50	74.08
Full Documentation	334	233,019,678.10	25.92
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Interest Only	1,194	860,284,627.87	95.68
Fully Amortizing	83	38,848,898.73	4.32
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	1,215	863,112,712.31	95.99
Second Home	61	35,541,825.00	3.95
Non-owner	1	478,989.29	0.05
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	1,150	821,633,730.10	91.38
Condominium	120	72,836,309.50	8.10
Cooperative	6	4,078,487.00	0.45
Duplex	1	585,000.00	0.07
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Rate/Term Refinance	551	406,202,701.49	45.18
Cash Out Refinance	413	280,773,977.49	31.23
Purchase	313	212,156,847.62	23.60
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	11	8,456,750.00	0.94
California	1,006	711,510,088.17	79.13
Colorado	19	14,771,579.00	1.64
Connecticut	23	16,363,882.00	1.82
Delaware	3	1,978,700.00	0.22
Florida	21	13,914,262.62	1.55
Georgia	4	1,877,999.99	0.21
Idaho	3	1,380,000.00	0.15
Illinois	40	27,656,406.82	3.08
Indiana	1	396,000.00	0.04
Maine	1	415,000.00	0.05
Maryland	7	3,827,525.00	0.43
Massachusetts	17	12,956,900.00	1.44
Michigan	5	4,912,000.00	0.55
Minnesota	4	2,593,946.00	0.29
Nevada	9	5,428,100.00	0.60
New Jersey	10	7,260,800.00	0.81
New Mexico	2	901,500.00	0.10
New York	39	28,183,937.00	3.13
North Carolina	1	982,000.00	0.11
Ohio	2	1,352,000.00	0.15
Oregon	3	2,256,200.00	0.25
Pennsylvania	3	1,603,200.00	0.18
Rhode Island	1	350,000.00	0.04
South Carolina	1	350,000.00	0.04
Texas	2	1,537,000.00	0.17
Utah	3	2,476,500.00	0.28
Virginia	3	1,924,000.00	0.21
Washington	31	20,540,750.00	2.28
Wisconsin	2	976,500.00	0.11
Total	1,277	899,133,526.60	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NORTH/SOUTH CA BREAKOUT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
CA-NORTH	555	397,518,954.67	44.21
CA-SOUTH	451	313,991,133.50	34.92
OUTSIDE CA	271	187,623,438.43	20.87
Total	1,277	899,133,526.60	100.00